AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 2000
                                                      REGISTRATION NO. 333-82305
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------
         POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-4, FILE NO. 333-82305
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                -----------------
               Issuer of Senior Discount Notes Registered hereby
                             COMPLETEL EUROPE N.V.

             (Exact Name of Registrant as Specified in its Charter)

      AMSTERDAM, THE NETHERLANDS                         4813                                 98-0202823
   (State or Other Jurisdiction of           (Primary Standard Industrial                  (I.R.S. Employer
    Incorporation or Organization)               Classification Code)                    Identification No.)

                       6300 SOUTH SYRACUSE WAY, SUITE 335
                           ENGLEWOOD, COLORADO 80111
                                 (303) 741-4788
   (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                         ------------------------------

              Guarantor of Senior Discount Notes Registered hereby
                                 COMPLETEL LLC
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                                  4813                                 52-2073805
   (State or Other Jurisdiction of           (Primary Standard Industrial                  (I.R.S. Employer
    Incorporation or Organization)               Classification Code)                    Identification No.)

                       6300 SOUTH SYRACUSE WAY, SUITE 335
                           ENGLEWOOD, COLORADO 80111
                                 (303) 741-4788
   (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 DAVID E. LACEY
                            CHIEF FINANCIAL OFFICER
                       6300 SOUTH SYRACUSE WAY, SUITE 335
                           ENGLEWOOD, COLORADO 80111
                                 (303) 741-4788
(NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                     AGENT FOR SERVICE FOR THE REGISTRANT)
                         ------------------------------

                                   COPIES TO:

                              LINDA WACKWITZ, ESQ.
                              W. DEAN SALTER, ESQ.
                              MARIA V. WOODS, ESQ.
                            HOLME ROBERTS & OWEN LLP
                        1700 LINCOLN STREET, SUITE 4100
                             DENVER, COLORADO 80203
                                 (303) 861-7000
                         ------------------------------
Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this Post-Effective Amendment.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. /X/

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities

Act registration statement number of earlier effective registration statement for the same offering. / /

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434 please check the following box. / /

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.  EXHIBITS AND FINANCIAL DATA SCHEDULES.

    (a) The following is a complete list of Exhibits filed as part of this Registration Statement, which are incorporated herein:

      3.1+     Amended and Restated Certificate of Formation of CompleTel LLC
      3.2+     Second Amended and Restated Limited Liability Company Agreement
               of CompleTel LLC dated January 28, 1999
      3.3+     Articles of Association of CompleTel Europe N.V.
      4.1+     Purchase Agreement, dated February 8, 1999 among CompleTel Europe
               N.V., CompleTel Holdings LLC and the Initial Purchasers.

      4.2+     Note Registration Rights Agreement, dated as of February 16, 1999 among CompleTel Europe N.V. and the Initial Purchasers.
      4.3+     Indenture, dated as of February 16, 1999, among CompleTel Europe
               N.V., CompleTel ECC B.V. and the Trustee.
      4.4+     Form of 14% Senior Discount Notes due 2009 of CompleTel Europe
               N.V.
      4.5+     Form of 14% Series B Senior Discount Notes due 2009 of CompleTel
               Europe N.V.
      5.1+ Opinion of Stibbe Simont Monahan Duhot regarding the legality of the 14% Series B Discount Notes due 2009.
      5.2+     Opinion of Holme Roberts & Owen LLP regarding the legality of the
               14% Series B Senior Discount Notes due 2009.
      8.1+     Opinion of Holme Roberts & Owen LLP regarding certain United
               States federal income tax matters.
      8.2+     Opinion of Arthur Andersen Belastingadviseurs regarding certain
               Netherlands tax matters.
     10.1+     Employment Agreement by and between CableTel Management, Inc. and
               James E. Dovey, dated as of May 18, 1998.
     10.2+     Employment Agreement by and between CableTel Management, Inc. and
               Richard N. Clevenger, dated as of May 18, 1998.
     10.3+     Employment Agreement by and between CableTel Management, Inc. and
               William H. Pearson, dated as of May 18, 1998.
     10.4+     Employment Agreement by and between CableTel Management, Inc. and
               David Lacey dated as of December 16, 1998.
     10.5+ Executive Securities Agreement by and between CableTel Europe LLC and James E. Dovey, dated as of May 18, 1998
     10.6+ First Amended and Restated Executive Securities Agreement by and between CableTel Europe LLC and Richard N. Clevenger, dated as of
               January 28, 1999
     10.7+ Executive Securities Agreement by and between CableTel Europe LLC and William H. Pearson, dated as of May 18, 1998
     10.8+     Executive Securities Agreement by and between CompleTel LLC and
               David Lacey dated as of December 2, 1998
     10.9+     Joinder and Rights Agreement by and between CompleTel LLC and
               David Lacey dated as of December 2, 1998
     10.10+    Equity Registration Rights Agreement, dated as of February 16,
               1999 among CompleTel LLC, CompleTel Holdings LLC, CompleTel
               (N.A.) N.V., CompleTel Europe N.V., the Shareholders named therein, the Initial Purchasers and U.S. Bank Trust National
               Association, as Transfer Agent.
     10.11(a)+ CompleTel LLC Guaranty Agreement, dated as of February 16, 1999, by CompleTel LLC in favor of the Noteholders.
     10.11(b)+ Amended and Restated CompleTel LLC Guaranty Agreement, dated as of July 14, 1999, by CompleTel LLC in favor of the Noteholders.
     10.12+    First Amended and Restated Equity Purchase Agreement, dated as of
               January 28, 1999, by and among CompleTel LLC and Madison Dearborn
               Capital Partners II, LP, DeGeorge Holdings Limited Partnership,
               James C. Allen, Royce J. Holland, George T. Laub, Reed E. Hundt,
               Dovey Company LLC, William H. Pearson, Richard Clevenger and
               David A. Lacey.

     10.13+    First Amended and Restated Securityholders Agreement dated as of
               January 28, 1999, by and among CompleTel LLC and Madison Dearborn
               Capital Partners II, LP, DeGeorge Holdings Limited Partnership,
               James C. Allen, Royce J. Holland, George T. Laub, Reed E. Hundt,
               Dovey Company LLC, William H. Pearson, Richard Clevenger and
               David A. Lacey.
     10.14+    First Amended and Restated Performance Vesting Agreement dated as of January 28, 1999, by and among CompleTel LLC and Madison
               Dearborn Capital Partners II, LP, DeGeorge Holdings Limited
               Partnership, James C. Allen, Royce J. Holland, George T. Laub,
               Reed E. Hundt, Dovey Company LLC, William H. Pearson, Richard
               Clevenger and David A. Lacey.
     10.15+    First Amended and Restated Registration Agreement dated as of
               January 28, 1999, by and among CompleTel LLC and Madison Dearborn
               Capital Partners II, LP, DeGeorge Holdings Limited Partnership,
               James C. Allen, Royce J. Holland, George T. Laub, Reed E. Hundt,
               Dovey Company LLC, William H. Pearson, Richard Clevenger and
               David A. Lacey.
     10.16+    Form of Executive Securities Agreement
     10.17+    Form of Joinder Agreement
     10.18+    Arrete dated November 17, 1998 authorising CompleTel SARL to set up and operate a telecommunication Network open to the public and to supply the public with the telephone service.
     10.19+    Licence dated January 11, 1999 granted by the Secretary of State for Trade and Industry to CompleTel UK Limited under Section 7 of the Telecommunications Act 1984.
     10.20(a)+ German License Certificate Class 4 for the Operation of Voice
               Telephone Service on the Basis of a Self-Operated
               Telecommunications Network dated March 8, 1999.
     10.20(b)+ German License Certificate Class 3 for the Operation for the
               Performance of Public Telecommunications Services by the Licensee
               or Others dated March 8, 1999.
     10.20(c)+ Extension of Class 3 German License
     10.20(d)+ Extension of Class 4 German License
     10.21+    Management Agreement, dated as of February 25, 1999, by and between ING Trust, CompleTel Europe N.V. and CompleTel LLC.
     10.22+    Supply Agreement dated January 8, 1999, between CompleTel SAS and
               Matra Nortel Communications.
     10.23+    Contract for sale in Acces et Solutions Internet dated March 24,
               1999.
     10.24     (Euro)265,000,000 Credit Agreement dated January 6, 2000 among
               Goldman Sachs International and Paribas, as co-arrangers, and other banks
     10.25     CompleTel Europe N.V. 2000 Stock Option Plan
     10.26     Purchase Agreement dated August 4, 1999 between CompleTel GmbH and Siemens AG
     12.1+     Statement Regarding Computation of Ratios of Earnings to Fixed
               Charges.
     21.1+     Subsidiaries
     23.1+     Consent of Arthur Andersen LLP on CompleTel N.V. and CompleTel
               LLC.
     23.2+     Consent of Barbier, Frinault & Associes(Arthur Andersen) on Acces
               Internet et Solutions S.A.R.L.
     23.3+     Consent of Stibbe Simont Monahan Duhot (included in the opinion filed as Exhibit 5.1 to this Registration Statement).
     23.4+     Consent of Holme Roberts & Owen LLP (included in the opinion filed as Exhibit 8.1 to this Registration Statement).

     23.5+     Consent of Arthur Andersen Belastingadviseurs (included in the opinion filed as Exhibit 8.2 to this Registration Statement).
     23.6+     Consent of Holme Roberts & Owen LLP (included in the Opinion filed as Exhibit 5.2 to this Registration Statement)
     24.1+     Power of Attorney from officers and directors (included on the signature page hereof).
     25.1+     Statement of Eligibility of Trustee on Form T-1.
     27.1+     Financial Data Schedule for CompleTel Europe N.V.
     27.2+     Financial Data Schedule for CompleTel LLC.
     99.1+     Form of Letter of Transmittal.
     99.2+     Form of Notice of Guaranteed Delivery.

 ------------------------
 +   Previously filed


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, each of CompleTel LLC and CompleTel Europe N.V. has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Denver, State of Colorado, on January 31, 2000.

                                 COMPLETEL LLC,
                                 a Delaware limited liability company

                                 By:       /s/James E. Dovey
                                 Name:    James E. Dovey
                                 Title:   Chairman of the Board

                                 COMPLETEL EUROPE N.V.,
                                 a public limited liability
                                 company organized under the laws of The
                                 Netherlands

                                 By:       /s/James E. Dovey
                                 Name:    James E. Dovey
                                 Title:   Attorney-in-Fact


                                POWER OF ATTORNEY

         Each of the undersigned constitutes and appoints James E. Dovey and David E. Lacey, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as a director, officer, or both, of CompleTel LLC and CompleTel Europe N.V., to execute and file any amended registration statement or statements or supplements thereto, with all exhibits thereto and other documents in connection therewith, with the Securities Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities indicated.

                      COMPLETEL LLC OFFICERS AND DIRECTORS

Registrant Officers & Directors                     Position With Registrant                         Date
 /s/James E. Dovey                                  Chairman of the Board                      January 31, 2000
--------------------------------------
James E. Dovey

                      *                             Senior Vice President and                  January 31, 2000
--------------------------------------------------  Chief Financial Officer
David E. Lacey

                      *                             Corporate Controller, Principal            January 31, 2000
--------------------------------------------------  Accounting Officer
John M. Hugo


                                     II-iv






                      *                             President of European                      January 31, 2000
-------------------------------------------------   Operations and Director
William H. Pearson

                      *                             Director                                   January 31, 2000
--------------------------------------------------
James C. Allen

                      *                             Director                                   January 31, 2000
--------------------------------------------------
Royce J. Holland

                      *                             Director                                   January 31, 2000
--------------------------------------------------
Lawrence F. DeGeorge

                      *                             Director                                   January 31, 2000
--------------------------------------------------
Paul J. Finnegan

                      *                             Director                                   January 31, 2000
--------------------------------------------------
James H. Kirby

                      *                             Director                                   January 31, 2000
--------------------------------------------------
James N. Perry, Jr.


*
By:   /s/James E. Dovey
      James E. Dovey, Attorney-in-Fact

                                       COMPLETEL EUROPE N.V. OFFICERS AND DIRECTORS

Registrant Officer & Directors                     Position With Registrant                   Date

/s/James E. Dovey                                    Managing Director                  January 31, 2000
------------------------------------
James E. Dovey

                  *                                  Managing Director                  January 31, 2000
------------------------------------
Lawrence F. DeGeorge

                  *                                  Managing Director                  January 31, 2000
------------------------------------
Paul J. Finnegan



                                      II-v





ING Trust (Netherlands) B.V.                         Managing Director                  January 31, 2000


By                   *
   -------------------
Name: P.C.E. van Witteveen
Title: General Proxy Holder

By:                  *
   -------------------
Name: J.A.C. Verhoeff
Title:   General Proxy Holder

*
By:   /s/James E. Dovey
      James E. Dovey, Attorney-in-Fact


                                      II-vi





                         AUTHORIZED U.S. REPRESENTATIVE

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the undersigned in the capacity and on the date indicated.

Signature                                           Position With CompleTel                          Date
                                                    Europe N.V.

 /s/ James E. Dovey                                 Managing Director and                      January 31, 2000
----------------------------------------------     Authorized Representative in
James E. Dovey                                      the United States



                                     II-vii